SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 15, 2006
                                 --------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                      001-12073                62-1550848
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
                          ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)


            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

               Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

               Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

               Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

         On February 16, 2006, Equity Inns, Inc. (the "Company") issued a press release to announce (i) its unaudited results of operations for the fourth quarter 2005 and full year 2005 and (ii) its initial earnings guidance for 2006. The Company also held a conference call on February 16, 2006 to discuss its financial results and earnings guidance. The press release was furnished as
Exhibit 99.1 to a Current Report on Form 8-K dated February 16, 2006. This Current Report on Form 8-K reflects a subsequent adjustment to certain information in that press release and Current Report, as discussed below.

         Effective January 1, 2002, the Company formed a joint venture (the "Joint Venture") with a furniture and equipment contractor for the purpose of engaging in the sale of furniture and equipment to parties unrelated to the Company. We also acquired furniture and equipment and related services from a separate entity that was owned by our partner in the Joint Venture. Historically, we accounted for the Joint Venture using the equity method and recorded our income from the Joint Venture in our consolidated statements of operations. In connection with the completion of the Company's 2005 Form 10-K, we determined that under the application of the Emerging Issues Task Force No. 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor," the Company should have recorded amounts received from the Joint Venture as a reduction of the related furniture and equipment cost purchased from the partner in the Joint Venture, instead of recording such amounts as income. The cumulative effect for all years of the amounts recorded as income versus reducing our furniture and equipment cost, and related depreciation expense, was a reduction in net income of approximately $670,000, or $0.01 per diluted share. Given the insignificance of this amount to any prior period, we recorded the cumulative impact as a reduction in the fourth quarter amount of net income reported in our February 16, 2006 press release. The impact of this adjustment had no effect on the Company's 2006 initial earnings guidance.

         The Company's revised financial results for the fourth quarter 2005 and full year 2005 are attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and incorporated by reference herein. See the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for complete 2005 financial statements, including the notes thereto.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits

                      99.1 Revised financial information

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY INNS, INC.



March 15, 2006                /s/J. Mitchell Collins
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                              J. Mitchell Collins
                              Executive Vice President, Chief Financial Officer,
                              Secretary and Treasurer